INVESTOR PRESENTATION F E B R U A R Y 2 0 1 4

 Leading Student Housing Company  Strong Internal Growth – 5% Increase in Same-Community Revenue for Academic Year 2013/2014  Strong, Prefunded External Growth  High Quality, Best-In-Class, Owned Portfolio  Significant Competitive Advantages  Excellent Capital Structure  Proven Growth Investment Highlights The Oaks on the Square – Storrs Center University of Connecticut 2

 EdR is Second-Largest Company in the Industry  $1.8 billion Total Enterprise Value  47 wholly owned communities with more than 26,300 beds  22 managed communities with over 11,700 beds (1)  Creating Value  Internal Growth  5% increase in SS revenue – 2013/2014  4.3% CAGR in SS revenue the last 4 years  External Growth  Developments/Presales(2) – target 7% to 8% unlevered 1st year economic yields:  $304 million – 2014 delivery  $129 million – 2015 delivery  $84 million – 2016 delivery  ONE PlanSM on-campus developments  University of Kentucky  Other high quality universities  Excellent Capital Structure  All development/presale opportunities are prefunded  Strong and Consistent Core FFO per Share Growth  17% increase in 2013  13% to 24% increase in 2014, based on guidance range (1) Includes 1 joint venture community also managed by the Company. (2) Project development costs represent the Company’s portion of the project costs for joint ventures and includes only company-owned projects that have been announced. The Marshall, University of Minnesota Leading Student Housing Company The Retreat at Oxford, University of Mississippi 3

Fall 2014 Preleasing Summary

EdR

	Design Beds	% of NOI	2013 Opening Occupancy	Preleasing at February 10, 2014	Preleasing at February 10, 2013	Preleasing Ahead/(Behind)	Projected Rate Growth
Same-Communities - by Tier							
Prior Year Occupancy Below 90% (Tier 1)	4,173	12.9%	82.7%	27.9%	23.2%	4.8%	-0.5%
Prior Year Occupancy 90% to 94.9% (Tier 2)	5,992	26.7%	92.3%	37.6%	33.0%	4.6%	1.0%
Prior Year Occupancy 95% to 97.9% (Tier 3)	5,514	21.2%	96.4%	35.3%	34.3%	1.0%	2.9%
Subtotal - Tiers 1 - 3	**15,679**	**60.8%**	**91.2%**	**34.2%**	**30.8%**	**3.4%**	
Prior Year Occupancy 98% and Above (Tier 4)	8,235	39.2%	99.8%	66.8%	57.2%	9.6%	2.8%
Total Same-Communities (1) (3)	**23,914**	**100.0%**	**94.2%**	**45.4%**	**39.9%**	**5.5%**	**2.0%**
Total New-Communities (2)	**3,024**			**52.4%**			
Total	**26,938**			**46.2%**			

Projected Fall Revenue:

Based on current leasing velocity shown above and individual market conditions, we are projecting fall revenue to be up 3% to 4%, including a 1% to 2% increase in occupancy and an approximate 2% growth in net rental rates.

NOTE: Leasing update does not include 601 same-community and 2,381 new-community beds at the University of Kentucky. Although the university's assignment process does not occur until May, all 2,982 beds, which include the 601 beds delivered in 2013, are currently 117% applied for this fall. The update also excludes College Station at West Lafayette (960 beds) at Purdue University and The Reserve on West 31st (720 beds) at the University of Kansas which are both under contracts with nonrefundable deposits to be sold in the first quarter of 2014.

(1) The same-community designation for leasing purposes is different than for financial statement purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the Fall 2014 lease cycle. Design Beds for Same-Communities included in the 2014 Preleasing Summary above include the following design beds: (1) Total same-community design beds on page 16 of 18,508, excluding 960 design beds at College Station at West Lafayette and 720 design beds at The Reserve on West 31st as these communities are under contract pending sale and excluding 601 beds at Central Hall I & II, plus (2) 7,687 design beds on communities that are considered same for leasing purposes (see footnote 1 on page 16).

(2) The new-community designation for leasing purposes is different than for financial statement purposes. A community is considered new-community for leasing when the Company has not previously managed the leasing process. Design beds for Total New-Communities above include the following design beds: (1) The Lotus (40 current design beds plus 195 design beds under development), (2) design beds on the 2013 acquisitions - The Retreat at State College (587 beds), The Cottages on Lindberg (745 beds), and The Varsity (415 beds), (3) design beds on the following 2014 developments - 605 West (384 beds) and Oaks on the Square - Phase III (116 beds), and (4) design beds on the presale option on 109 Tower of 542 beds.

(3) Legacy same-community opening occupancy for the 2013/2014 lease year was 94.9%. Legacy same-communities represent communities considered same-community for leasing purposes for the 2013/2014 lease year, but exclude discontinued operations and communities under contract for sale. Legacy same-community pre-leasing for the 2014/2015 lease year as of February 10, 2014 is in line with pre-leasing for the 2013/2014 lease year as of February 10, 2013 (41.9% and 42.0%, respectively). The projected rate growth for the legacy same-communities is 1.7%.

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Strong, Prefunded External Growth (Amounts in thousands expect bed counts) Active projects Project Project Type Bed Count EdR's Share of Development Cost University of Colorado - The Lotus Wholly Owned 195 $20,830 University of Kentucky ONE Plan 2,381 138,025 University of Minnesota - The Marshall Joint Venture 994 47,022 Duke University - 605 West Joint Venture 384 41,520 University of Connecticut - Storrs Center Ph III Wholly Owned 116 12,819 Florida International University Presale 542 43,500 Total - 2014 Deliveries 4,612 303,716$ University of Georgia - Georgia Heights Joint Venture 292 $27,808 University of Kentucky - Woodland Glen III, IV & V ONE Plan 1,610 101,172 Total - 2015 Deliveries 1,902 128,980$ University of Kentucky - Limestone Park I & II ONE Plan 1,141 83,911 Total - 2016 Deliveries 1,141 83,911$ Current projects will increase total gross assets by nearly 29%. 5

High Quality, Best-In-Class Portfolio 2012 Average Enrollment Distance to Campus (1)  Median distance to campus 0.1 miles  Average distance to campus 0.5 miles  Average enrollment over 25,500  Average rental rate $638 per bed  Average age 7 years (2)  Sold 40% of assets owned prior to January 2010  No portfolio acquisitions (1) Based on community NOI, includes announced developments. (2) Age as of August 2014 in order to include developments delivering in 2014. On Campus 26% Pedestrian 38% 0.2 to 0.5 Miles 9% 0.6 to 1.0 Miles 1% 1.1 to 2.0 Miles 25% > 2.0 Miles 1% 25,943 20,139 - 5,000 10,000 15,000 20,000 25,000 30,000 EdR 4-Year Public- Private Graduate Undergraduate 6

EdR Focuses on Strong Stable Markets EdR Schools Have Strong Demand EdR Markets vs Average  Enrollment growth at universities EdR serves is stronger than the national average for 4-year public-private universities.  EdR underwrites the university before investing in a market.  Target universities with strong characteristics, including:  Enrollment over 10,000  High application to admission ratio.  Guard against supply and enrollment issues with most desired sites pedestrian to campus. Source: The National Center for Education Statistics IPEDS data base. EdR averages weighted by NOI exposure and includes proforma NOI on announced developments. 2.8% 2.1% 1.3% 2.8% 1.6% 0.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 2010 2011 2012 EdR 4-Year Universities >10K Enrollment 1.60x 1.65x 1.70x 1.75x 1.80x 2010 2011 2012 1.68x 1.75x 1.80x Applicant to Admitted Ratio 7

Excellent Capital Structure Conservative Capital Structure (1) Debt Maturities as of December 31, 2013 Conservative CapitalizationPrudent Financing Strategy (1) All data is as of December 31, 2013 per the company’s 4Q13 financial supplement except for footnote 2. (2) Most recently announced quarterly dividend annualized. Based on stock price of $8.82 as of December 31, 2013.  Conservative Leverage Levels  Debt to Gross Assets: 42.8%  Net Debt to Enterprise Value: 42.5%  Net Debt to Adjusted EBITDA: 6.3x  Strong Coverage Levels  Interest Coverage Ratio: 4.6x  Well-staggered debt maturities  $500 million unsecured Credit Facility expandable to $700 million  Termed out and swapped $187.5 million of the current revolver balance at weighted average “fixed” rate of 3.6% in January 2014  Attractive and well covered dividend (2)  Dividend Yield: 5.0%  Projected 47% debt to gross assets at the end of 2015 based on announced deals 57% 16% 7% 20% Equity Mortgage Debt Construction Debt Revolving Credit Facility 8

Strengthened Balance Sheet Interest CoverageDebt to Gross Assets Source: Company disclosures. Unencumbered Assets (% of Gross Assets)Net Debt to Enterprise Value 41.5% 31.3% 31.7% 42.8% 20.0% 27.5% 35.0% 42.5% 50.0% 4Q10 4Q11 4Q12 4Q13 2.2x 2.7x 4.2x 4.6x 1.00x 2.00x 3.00x 4.00x 5.00x 4Q10 4Q11 4Q12 4Q13 43.9% 22.9% 27.4% 42.5% 10.0% 22.5% 35.0% 47.5% 60.0% 4Q10 4Q11 4Q12 4Q13 23.6% 43.6% 50.3% 55.5% 0.0% 15.0% 30.0% 45.0% 60.0% 4Q10 4Q11 4Q12 4Q13 9

Proven Growth Core FFO Growth Same Community Revenue Growth (1)  EdR has produced strong growth that is expected to continue.  Industry leading same-community revenue growth three out four years.  Significant increases in total revenue, NOI and gross assets.  Strong growth in Core FFO per share.  Annual dividend increases of at least 10% over the last two years. (1) Source: respective company’s disclosures. 2014 is midpoint of any disclosed range . 4.3% 7.1% 0.9% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 2010 2011 2012 2013 EdR ACC EdR CAGR = 4.3% ACC CAGR = 2.8% $0.47 $0.55 $0.65 9.3% 17.0% 18.2% $0.30 $0.40 $0.50 $0.60 $0.70 2012 2013 2014 Mid-Point P er S ha re 10

Demand for Collegiate Housing • Increasing Enrollment – estimated at 1.1% annually through 2021 (1) • Growth in student population is stressing on-campus housing capabilities of universities (2) • Experiencing pent up demand by students vacating older, less functional housing Positive Environment for Industry Growth (1) National Center for Education Statistics report titled “The Condition of Education 2012.” (2) National Multi Housing Council White Paper, May 2012. Total Full-Time Enrollment Growth (1) 2.3% 4.9% 5.3% 3.8% 2.8% 1.8% 1.5% 2.9% 4.2% 8.3% 2.3% 0.2% -1.8% 0.3% 0.9% 0.7% 0.9% 1.4% 1.6% 1.6% 1.3% 1.0% -2.5% -1.5% -0.5% 0.5% 1.5% 2.5% 3.5% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 Avg % Growth 2000-12 = 3.0% Proj. Avg % Growth 2013-21= 1.1% Actual Growth Projected Growth 11

Percentage of High School Graduates Attending College (1) Demand for Collegiate Housing • 1.1% Average Annual Increasing in Enrollment Driven by − Echo Boom generation − Increasing percentage of high school graduates choosing to attend college − College students are taking longer to graduate Positive Environment for Industry Growth (Con’t) (1) National Center for Education Statistics report titled “The Condition of Education 2012.” 52.6% 46.7% 58.6% 58.0% 62.6% 59.9% 66.5% 62.8% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 1975 1980 1985 1990 1995 2000 2005 2010 12

Recent articles highlight 1.8% drop in total enrollment in 2012, However;  4-year universities with enrollment >10K were up 0.4% in 2012.  3-year average for 4-year universities is above the projected 1% overall annual growth.  Higher percentage of high school graduates going to college mutes projection of declining graduates. Positive Environment for Industry Growth (Con’t) 4-Year University Enrollment Growth Fall Enrollment Growth by Institution Type Sources – National Student Clearinghouse Research Center report Fall 2012 and The National Center for Education Statistics IPEDS data base and report titled “The Condition of Education 2012.” 0.0% 1.0% 2.0% 3.0% 4.0% 4-Year Institutions - Enrollment >10K 2.8% 1.6% 0.4% 2010 2011 2012 -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 4-Year Public 4-Year Private For-Profit 2-Year All 1.6% 2.7% 14.8% 0.3% 2.3%1.4% 3.3% -3.8% -1.6% 0.2% -0.6% 0.5% -7.2% -3.1% -1.8%E nr ol lm en t G ro w th 2010 2011 2012 13

Positive Environment for Industry Growth (Con't)

EdR

Reasonable Near-term Supply of New Product

- Reduced state appropriations limit ability for many universities to update their aged and obsolete on-campus housing
- On-campus housing capacity as a percentage of undergraduate enrollment is decreasing

Owned Community Projected 2014 New Supply and Demand Information by Region(1)

Region	Owned Beds (2)	Percentage of Owned Beds	EdR NOI % (1)	Enrollment Growth 3 Year CAGR - Universities Served	2014 New Supply %	Variance
West	2,327	8%	8%	1.5%	1.7%	0.2%
Mid Atlantic	5,811	19%	27%	1.2%	1.2%	—%
North	3,707	12%	13%	0.2%	0.9%	0.7%
South Central	7,076	24%	25%	1.7%	2.5%	0.8%
Southeast	8,363	28%	20%	2.1%	3.3%	1.2%
Midwest	2,636	9%	7%	1.7%	3.1%	1.4%
Total	**29,920**	**100%**	**100%**	**1.4%**	**2.2%**	**0.8%**

Example of Pent Up Demand in EdR Markets

University	2013 New Supply	EdR Revenue Growth
University of Mississippi	12.6%	5.2%
Georgia Southern University	19.1%	5.4%
University of Missouri	9.8%	-4.7%
Florida State University	4.0%	-2.0%
Weighted average	9.3%	0.5%

NOTE: All markets served by EdR and includes all announced deliveries. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) Includes 2014 development deliveries. NOI is based on current 2013 net operating income with proforma adjustments for 2014 developments and developments or acquisitions that have been operating less than 12 months.

(2) Total Owned Beds reported herein include Total Communities design beds on page 9 of 26,938 plus 601 beds at Central Hall I & II at the University of Kentucky and 2,381 beds under development for Fall 2014 delivery at the University of Kentucky.

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 Leading Student Housing Company  Strong Internal Growth – 5% Increase in Same-Community Revenue for Academic Year 2013/2014  Strong, Prefunded External Growth  High Quality, Best-In-Class, Owned Portfolio  Significant Competitive Advantages  Excellent Capital Structure  Proven Growth Investment Highlights 2400 Nueces, University of Texas at Austin 15

Forward Looking Statements This presentation includes certain statements, estimates and projections provided by EdR’s management with respect to the anticipated future performance of EdR, including “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements, estimates and projections reflect various assumptions by EdR’s management concerning anticipated results and have been included solely for illustrative purposes. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “result,” and similar expressions. No representations are made as to the accuracy of such statements, estimates or projections, which necessarily involve known and unknown risks, uncertainties and other factors that, in some ways, are beyond management’s control. Such factors include the risk factors discussed in the Company’s registration statement on Form S-3, most recent annual report on Form 10-K and quarterly report on Form 10-Q, each as filed with the SEC. These risk factors include, but are not limited to risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel; rising insurance rates and real estate taxes; changes in GAAP; and our continued ability to successfully lease and operate our properties. Accordingly, actual results may vary materially from the projected results contained herein and you should not rely on any forward-looking statements made herein or made in connection with this presentation. The Company shall have no obligation or undertaking to update or revise any forward-looking statements to reflect any change in Company expectations or results, or any change in events. 16